UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 19, 2014
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

25552 South Butte Avenue
Five Points, CA    93624

(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 19, 2014, S&W Seed Company (the "Registrant") issued a press release announcing its entry into agreements related to the acquisition by the Registrant of all of DuPont Pioneer's alfalfa production and research facility assets, as well as all conventional (non-GMO) alfalfa germplasm. At the same time, the Registrant and DuPont Pioneer issued a joint press release regarding the same acquisition. A copy of the press releases are filed as Exhibits 99.1 and 99.2 hereto.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1 99.2	Press Release, dated December 19, 2014, related to the acquisition of DuPont Pioneer assets Joint Press Release, dated December 19, 2014, related to the acquisition of DuPont Pioneer assets

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: December 22, 2014

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated December 19, 2014, related to the acquisition of DuPont Pioneer assets
99.2	Joint Press Release, dated December 19, 2014, related to the acquisition of DuPont Pioneer assets